================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): April 5, 2005
                                                           -------------


                                CBRL GROUP, INC.


          Tennessee                      0-25225                  62-1749513
          ---------                      -------                  ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

================================================================================

Item 1.01.  Entry into a Material Definitive Agreement

     On April 5, 2005 CBRL Group, Inc. (the "Company") announced that it had elected N.B. Forrest Shoaf as Senior Vice President, Secretary and General
Counsel. Mr. Shoaf will receive an annual salary of $300,000 and an annual target bonus (based upon targets relating to net income, revenue growth and margin improvement) in the amount of 80% of his base salary. Mr. Shoaf also will receive a long-term incentive target award (based upon targets relating to revenue growth and return on capital) in the amount of 100% of his base salary, which consists of an annual stock option grant and combination payment of stock and cash under the Company's Mid-Term Incentive and Retention Plan, that vests at the end of fiscal year 2007. Mr. Shoaf, upon commencement of his duties with the Company on April 11, 2005, will receive a restricted stock grant of 7,000 shares, which vest 60% at the end of three years, 20% at the end of four years and 20% at the end of five years. He also will receive a stock option grant of 7,000 shares, which vest over a three year period. As an officer, Mr. Shoaf will be eligible to participate in the Company's benefit programs that are available to other senior executives.


Item 7.01.  Regulation FD Disclosure.

     On April 6, 2005, the Company issued a press release, which is furnished hereto as Exhibit 99 and incorporated by reference as if fully set forth herein, announcing that N.B. Forrest Shoaf has been elected Senior Vice President, Secretary and General Counsel.


Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

    99     Press Release issued by CBRL Group, Inc. dated April 6, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 7, 2005                 CBRL GROUP, INC.


                                      By: /s/ Lawrence E. White
                                         ---------------------------------------
                                      Name:   Lawrence E. White
                                      Title:  Senior Vice President, Finance and
                                              Chief Financial Officer